OneTravel Holdings, Incorporated
        1150 Hammond Drive, Suite C-3200 Atlanta, GA 30328 o 404-531-0432
                               o 770.730.2885 fax
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                           (www.onetravelholdings.com)

FOR IMMEDIATE RELEASE:

                    OneTravel Holdings' Previously Announced
                       Reverse Stock Split Effective Today

ATLANTA, GA -July 7, 2005--OneTravel Holdings Inc. (AMEX: OTV), a leading online and offline provider of travel and leisure services announced today that the 1 for 10 reverse stock split that was approved by stockholders at the June 24, 2005 annual meeting will be effective as of the beginning of trading today July 7, 2005 on the American Stock Exchange.

  About OneTravel Holdings Inc. (AMEX:OTV)

OneTravel Holdings, Inc. (www.onetravelholdings.com) derives all of its revenues from its travel business subsidiaries, Farequest Holdings, Inc., operating under the name 1-800-CHEAPSEATS (www.cheapseats.com) and OneTravel, Inc. (www.onetravel.com), both of which are leading online and offline providers of a full range of travel services, and FS SunTours, Inc., which sells leisure and vacation travel packages under the SunTrips(R) brand (www.suntrips.com). The Company derives additional revenue from operating other travel related web sites.

Statements in this news release about anticipated or expected future revenue or shareholder value growth or expressions of future goals or objectives, including statements regarding market conditions or whether current plans to grow and strengthen the Company's business will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release and documents, the words "anticipate", "believe", "estimate", "expect" and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or a change in market demand for its products and services or to fully or effectively integrate all business units or the inability to realize anticipated cost savings or revenue and stockholder value growth opportunities associated with the acquisitions of Farequest Holdings, Inc. and OneTravel, Inc. The Company has previously mentioned in conference calls that gross bookings are not equal to gross revenues under generally accepted accounting principles, so no inference can be made about profitability based on gross bookings unless expressly stated by the Company. There is also no certainty that the Company will be successful in its quest to secure strategic alliances in its efforts to restructure its SunTrips operations. The Company is also subject to those risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's historical losses and negative cash flow, its need for additional capital, including to finance the $12,500,000 promissory notes payable to the former stockholders of OneTravel, Inc., and that future financing, if available, will dilute the Company's current common stockholders. Additionally, forward-looking statements concerning the performance of the travel and leisure industry are based on current market conditions and risks, which may change as the result of certain regulatory, political, or economic events, a shift in consumer travel preferences, as well as those risks and uncertainties described in the Company's SEC filings, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. For a complete description of the items approved at the annual stockholder's meeting, the Company's proxy statement is available for viewing in the Company's SEC filings.



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Company Contact:                            Investor Relations Contact:
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Marc Bercoon                                Budd Zuckerman
President                                   President
OneTravel Holdings, Inc.                    Genesis Select Corp
mbercoon@onetravel.com                      Boulder, Colorado
770-730-2860                                303-415-0200

Media Relations Contact:
Aryn Lieberman
Executive Vice President
Rubenstein Public Relations
212- 843-8093

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